Exhibit 99.1
Troy, Michigan Presenters: Joseph P. Campanelli Chief Executive Officer Paul D. Borja Chief Financial Officer

The information contained in this presentation is not intended as a solicitation to buy Flagstar Bancorp, Inc. stock and is provided for general information. This presentation may include forward-looking statements and include comments with respect to our objectives and strategies, and the results of our operations and our business. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as "expects," "assumes", "anticipates," "intends," "plans," "believes," "seeks," "estimates," or words of similar meaning, or future or conditional verbs such as "assuming", "will," "would," "should," "could" or "may." Forward-looking statements provide our expectations or predictions of future conditions, events or results. They are not guarantees of future performance. By their nature, these forward-looking statements involve numerous assumptions, uncertainties and opportunities, both general and specific. These statements speak only as of the date they are made. We do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statements were made. There a number of factors, many of which are beyond our control that could cause actual conditions, events or results to differ significantly from those described in the forward looking statements. Some of these are: Volatile interest rates that impact, amongst other things, (i) the mortgage banking business, (ii) our ability to originate loans and sell assets at a profit, (iii) prepayment speeds and (iv) our cost of funds, could adversely affect earnings, growth opportunities and our ability to pay dividends to shareholders. Our ability to raise additional capital. Competitive factors for loans could negatively impact gain on loan sale margins. Competition from banking and non-banking companies for deposits and loans can affect our growth opportunities, earnings, gain on sale margins and our market share. Changes in the regulation of financial services companies and government-sponsored housing enterprises, and in particular, declines in the liquidity of the mortgage loan secondary market, could adversely affect business. Changes in regulatory capital requirements or an inability to achieve desired capital ratios could adversely affect our growth and earnings opportunities and our ability to originate certain types of loans, as well as our ability to sell certain types of assets for fair market value. - General business and economic conditions, including unemployment rates, movements in interest rates, the slope of the yield curve, any increase in mortgage fraud and other criminal activity and the potential decline of housing prices in certain geographic markets, may significantly affect the company's business activities, loan losses, reserves and earnings. - Factors concerning the implementation of proposed enhancements could result in slower implementation times than we anticipate and negate any competitive advantage that we may enjoy. When relying on forward-looking statements to make decisions, investors should carefully consider the aforementioned factors as well as other uncertainties and events. Legal Disclaimer

Income Statement

Non-Interest Income

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Full Year 2006 4674 5260 4834 5440 20208 2007 5753 7422 6829 6690 26694 2008 8010 8177 6715 5405 28307 2009 9500 9287 6642 6902 ($ In millions) Loan Production - Historical Trend

Loan Production

Jan Feb Mar Apr May Jun Jul Aug Sept Oct Nov Dec 2004 3891.315641 4515.498543 6430.20029 4300.637102 2805.066349 2791.890592 3133.055378 3581.914821 3690.052106 4054.817867 3821.400307 3223.16827 2005 2468.53308 3450.49945 3288.85428 3103.948114 3491.828253 4153.116494 3535.701425 3645.330447 3356.344069 2603.912834 2107.139106 1895.705115 2006 2005.463231 2030.875753 2661.483255 2243.020583 2468.98476 2203.561576 1979.416021 2584.998172 2242.711096 2545.552192 2529.372123 2540.923951 2007 2497.951031 2773.80617 4023.04768 3615.181719 3735.59713 3470.727806 3324.664449 4447.349518 3698.186558 4026.397042 4067.814631 4181.163919 2008 4956 5436 5169 4623 4347 3850 4008 3366 4109 3015 2426 5176 2009 6904 4217 4623 6013 3962 3278 3372 2769 3101 3743 3285 2825 Historical Residential Loan Underwriting Volume

Jan Feb Mar Apr May Jun Jul Aug Sept Oct Nov Dec 2004 4536.544977 4293.893812 2938.028259 3624.61024 2685.013028 2861.528579 3068.983553 3552.051592 3829.495855 3916.508298 3762.421848 3023.535144 2005 2950.0595 3447.312622 3041.789802 3200.307829 3379.765993 4351.295977 3051.344636 3578.097451 3073.339528 2395.085688 1972.688367 1671.665722 2006 1999.287919 1877.983046 2594.320422 2017.490683 2292.536522 2180.94205 2043.624003 2501.659217 2193.938159 2373.869688 2526.489207 2248.739798 2007 2457.639069 2666.452654 3444.410385 3164 3164 3306 2831 3707 2905 3339 3361 3331 2008 4908 3766 5004 3662 3590 2914 3257 2550 3812 1987 3324 6305 2009 4345 3125 5130 4635 2860 2492 3079 2588 2985 3031 3059 1833 Historical Residential Loan Lock Volume

Jan Feb Mar Apr May Jun Jul Aug Sept Oct Nov Dec 2004 1919.555676 2950.167099 3981.253294 4029.085569 2652.65278 2099.392093 1920.869958 2325.350686 2373.204991 2607.582446 2865.598185 2871.557813 2005 2119.527398 2032.084078 2659.690387 1998.865279 2179.57672 2609.814035 2680.555919 2900.791934 2574.154635 2292.817665 1735.287973 1408.860053 2006 1235.301979 1338.016697 1700.572528 1558.422809 1643.507911 1642.65456 1371.85547 1597.615942 1556.241354 1660.217324 1555.699477 1792.13055 2007 1783.125356 1621.014412 2078.6918 2377 2461 2361 2155 2312 2127 2194 2025 2252 2008 2360.333333 2629.333333 2870.333333 2859 2734 2467 2358 2250 2043 2263 1392 1850 2009 2911 3286 3296 3117 3220 2949 2484 2077 2065 2198 2220 2499 Historical Residential Loan Closing Volume

Pre-tax, pre-credit-cost Income

Deposits

6/30/2008 9/30/2008 12/31/2008 3/31/2009 6/30/2009 9/30/2009 12/31/2009 Core Deposits * 951.35 957.15 971.87 1021.4 1090.99 1114.026 1158 * Includes checking accounts, savings accounts < $100,000 and money market accounts < $100,000 Growth in Core Deposits

(1) Includes residential and consumer Selected Balance Sheet Items

Residential First Mortgages * As of Dec 31, 2009 ($ in thousands) * Excludes net prem/disc, FAS 91, negative escrow and participation loans Residential First Mortgage Portfolio - by State

Residential First Mortgages * As of Dec 31, 2009 ($ in thousands) * Excludes net prem/disc, FAS 91, negative escrow and participation loans ** LTV equals current principal balance divided by appraised value at origination Residential First Mortgage Portfolio - By Current LTV

Residential First Mortgages * As of Dec 31, 2009 ($ in thousands) * Excludes net prem/disc, FAS 91, negative escrow and participation loans Residential First Mortgage Portfolio - By Original FICO

Residential First Mortgages * As of Dec 31, 2009 ($ in thousands) * Excludes net prem/disc, FAS 91, negative escrow and participation loans Residential First Mortgage Portfolio - By Vintage

As of Dec 31, 2009 ($ in 000's) Non Agency Investment Securities Available for Sale Portfolio

Asset Quality

Over 90 day delinquent plus matured plus performing non accrual, calculated using OTS method Does not include unallocated reserve Asset Quality By Loan Type - HFI

As of Dec 31, 2009 ($ in 000's) Real Estate Owned Portfolio

12/1/2009 11/1/2009 10/1/2009 9/1/2009 8/1/2009 7/1/2009 6/1/2009 5/1/2009 4/1/2009 3/1/2009 2/1/2009 1/1/2009 12/1/2008 11/1/2008 10/1/2008 9/1/2008 8/1/2008 7/1/2008 6/1/2008 30 day delinquent loans 112657 111541 101358 103793 111336 100500 107234 128417 129291 125928 131567 138939 135648 126410 111734 94181 107085 76984 84222 60 day delinquent loans 79775 71566 73425 76434 74936 80462 80371 89521 101227 103422 103478 110269 93628 88254 74374 88320 68045 71656 64039 90+ day and matured delinquent loans 675323 657376 659364 625345 622785 597204 607580 628835 600579 582600 554075 494681 455948 396879 356919 321625 294598 264784 245783 * Includes First Mortgage, Second Mortgage and HELOC portfolios, calculated using OTS method Historical Monthly Delinquency Trends - HFI Mortgage *

12/1/2009 11/1/2009 10/1/2009 9/1/2009 8/1/2009 7/1/2009 6/1/2009 5/1/2009 4/1/2009 3/1/2009 2/1/2009 1/1/2009 12/1/2008 30 day delinquent loans 27807 18465 16708 13387 37580 74538 46740 34218 10601 42104 46995 46028 4244 60 day delinquent loans 6818 8202 13980 20921 31716 30183 13348 8760 21297 22736 42539 18263 14289 90+ day and matured delinquent loans * 385687 412628 413473 416534 393952 373878 318768 361720 336017 298218 164127 196066 257307 * Includes performing non accrual commercial RE loans Historical Monthly Delinquency Trends - HFI Commercial RE

12/31/2009 9/30/2009 6/30/2009 3/31/2009 12/31/2008 9/30/2008 6/30/2008 3/31/2008 Risk-Based 0.1168 0.1206 0.1323 0.1317 0.091 0.111 0.1165 0.1047 Tier 1 (Core) 0.0619 0.0639 0.0693 0.0697 0.0495 0.0629 0.067 0.0564 Equity to Assets 0.0426 0.045 0.0557 0.0554 0.0337 0.0534 0.0549 0.0442 Regulatory Adequately Capitalized 0.08 0.08 0.08 Regulatory Adequately Capitalized 0.04 0.04 0.04 Historical Capital Ratios

2010 Outlook

Appendix

CEO Chief Risk Officer McGowan Corporate Serv. Group (CSG) Soura Chief Financial Officer Borja COO Rinaldi Treasury Accounting Corporate Tax Corporate Affairs / Communications / Investor Relations Business Line Finance Mgrs IT - Project Managers Operations & Control Facilities Corporate Delivery Strategic Alliances Alternate Deliveries - Call Centers - Internet Product Development Middle Market Small Business CBO/Branch Banking Cards Advertising/Mkting Gov't Banking Cash Mgmt & Sales Internet Banking Corporate Admin Roslin Legal HR Compliance Vendor Mgt Workout B. Support Units Capital Mkts Mortgage - Origination - Servicing Warehouse Lending Underwriting Campanelli Credit - Retail - C & I - Specialty Operational Risk Regulatory Oversight Commercial TBD Consumer Banking and Specialty Group Kerin Internal Audit Burres Retail DiNello Separates revenue generation activities from support functions Provides for accountability Segregates duties and span of control A. Business Lines New Management Organizational Chart

As of Dec 31, 2009 ($ in 000's) Commercial Real Estate (CRE) Portfolio

Calculated using OTS method Delinquent Loans by Loan Type - HFI

HFI Residential First Mortgage Portfolio As of Dec 31, 2009 ($ in 000's) * 90 day + matured and non performing accruals, calculated using OTS method HFI Residential 1st Mortgage Portfolio - by FICO and Current LTV

Non Performing Loans* As of Dec 31, 2009 ($ in 000's) * 90 day + matured and non performing accruals, calculated using OTS method Non Performing Loans - by State - HFI

Non Performing Loans* As of Dec 31, 2009 ($ in 000's) * 90 day + matured and non performing accruals, calculated using OTS method Non Performing Loans - by Vintage - HFI

Commercial Real Estate Portfolio* As of Dec 31, 2009 ($ in 000's) * Excludes Commercial Letters of Credit, CIP, Premium and FAS 91 Commercial Real Estate (CRE) Portfolio - by Vintage

Commercial Real Estate Portfolio* As of Dec 31, 2009 ($ in 000's) * Excludes Commercial Letters of Credit, CIP, Premium and FAS 91 Commercial Real Estate (CRE) Portfolio by State